Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K of IP Technology Services, Inc. (the "Company") for the year ended September 30,  2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joseph Levi, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the  Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:December 29, 2008	By: /s/ Joseph Levi
Joseph Levi,
Chief Executive Officer
Chief Financial Officer